                     PROPERTY MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (the "Agreement") is entered into as of September 1, 1994 by and between Two SAC Self-Storage Corporation, a Nevada corporation with its principal place of business at 715 South Country Club Drive, Mesa, AZ 85210, ("Owner") and the property managers identified on the Exhibit B, attached hereto and incorporated herein by
                  ---------
reference, (hereinafter collectively "U-Haul").

     WHEREAS, the Owner owns the real property located at the address identified in Exhibit C, attached hereto and incorporated by reference,
              ---------
(hereinafter collectively the "Property") which is described on Exhibit A
                                                                ---------
(legal description of property) attached hereto and incorporated herein by this reference; and

     WHEREAS, it is the intention of the Owner that the Property be rented on a space-by-space basis to corporations, partnerships, individuals or other entities for use as storage facilities; and

     WHEREAS, the Owner desires to employ U-Haul to manage the Property and U-Haul desires to accept said employment, all in accordance with the terms and conditions of this Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Employment
     (a) Owner hereby employs U-Haul and U-Haul hereby accepts such employment as manager of the Property upon the terms and conditions hereinafter set forth.

     (b) Owner acknowledges that U-Haul is in the business of managing mini-warehouses both for its own account and for others. It is hereby expressly agreed that U-Haul and its affiliates may continue to engage in such activities, may manage facilities other than those presently managed by it (whether or not such other facilities may be in direct or indirect competition with the Owner) and may in the future engage in other business which may compete directly or indirectly with activities of the Owner.

     (c) In the performance of its duties under this Agreement, U-Haul shall occupy the position of an independent contractor with respect to the Owner. Nothing contained herein shall be construed as making the parties hereto partners or joint ventures, nor, except as expressly otherwise provided for herein, construed as making U-Haul an agent or employee of Owner.

2. Duties and Authority of U-Haul
     (a) GENERAL DUTIES AND AUTHORITY. Subject only to the restrictions and limitations provided in paragraphs (o) and (p) of this Section 2 and the right of Owner to terminate this Agreement as provided in
Section 6 hereof, U-Haul shall have the sole and exclusive authority to fully and completely supervise the Property and supervise and direct the business and affairs associated or related to the daily operation thereof, and to that end to cause or direct Owner to execute such documents or instruments as, in the sole judgment of U-Haul, may be deemed necessary or advisable. Such duties and authority shall include those set forth as follows, which are not in limitation of the foregoing.

     (b) RENTING OF THE PROPERTY. U-Haul" shall establish policies and procedures for the marketing activities for the Property. U-Haul shall have the sole discretion, which discretion shall be exercised in good faith, to establish the terms and conditions of occupancy by the tenants of the Property and U-Haul is hereby authorized to enter into rental agreements on behalf and for the account of the Owner with such tenants and to collect rent from such tenants. U-Haul shall cause the Owner to advertise in such media and to the extent that it deems necessary and appropriate. U-Haul may jointly advertise the Property with other properties owned or managed by U-Haul, and in that event, U-Haul shall prorate the cost of such advertising among those properties.

     (c) REPAIR, MAINTENANCE AND IMPROVEMENTS. U-Haul shall make and execute, or supervise and have control over the making and executing, of all decisions concerning the acquisition of furniture, fixtures and supplies for the Property, and the purchase, lease or other acquisition of the same on behalf of Owner. U-Haul shall make and execute, or supervise and have control over the making and executing of all decisions concerning the maintenance, repair, and landscaping of the Property; all costs incurred in connection therewith shall be on behalf of the Owner. With the prior approval of the Owner, U-Haul shall, on behalf of the Owner, negotiate and contract for and supervise the installation of all capital improvements related to the Property. U-Haul agrees to secure the prior approval of Owner on all expenditures in excess of $5,000.00 for any one item, except monthly or recurring operating charges and/or emergency repairs if in the opinion of U-Haul such expenditures are necessary to protect the Property from damage or to maintain services to the tenants as called for in their leases.

     (d) PERSONNEL. U-Haul shall select all vendors, suppliers, contractors, subcontractors and employees with respect to the Property and shall hire, discharge and supervise all labor and employees required for the operation and maintenance of the Property; all such acts shall be on behalf of the Owner. Any employees so hired shall be employees of U-Haul, and shall be carried on the payroll of U-Haul. Employees performing work on Owner's behalf may do so on a full-time or part-time basis. Employees may include, but will not be limited to, on-site resident managers, on-site assistant managers, and relief managers located, rendering services, or performing activities on the Property in connection with its operation and management. The cost of employing such persons shall not exceed prevailing rates for comparable persons performing the same or similar services with respect to real estate similar to the Property.

     U-Haul shall be responsible for the disbursement of funds in payment of all expenses incurred in connection with the operation of the Property and the Owner shall not be required to employ personnel to assist in such disbursement. U-Haul shall not be separately reimbursed for the time of its executive officers devoted to Owner's affairs or for the other overhead expenses of U-Haul.

     (e) AGREEMENTS. U-Haul shall negotiate and execute on behalf of the Owner such agreements which U-Haul deems necessary or advisable for the furnishing of utilities, services, concessions and supplies, for the maintenance, repair and operation of the Property and such other agreements which may benefit the Property or be incidental to the matters for which U-Haul" is responsible hereunder.

     (f) OTHER DECISIONS. U-Haul shall make all decisions in connection with the daily operation of the Property.

     (g) REGULATIONS AND PERMITS. U-Haul shall use its best efforts to cause all things to be done, on behalf of the Owner, on the Property necessary to comply with any statute, ordinance, law, rule, regulation or order of any governmental or regulatory body, having jurisdiction over the Property, respecting the use of the Property or the maintenance or operation thereof. U-Haul shall apply for and attempt to obtain and maintain, on behalf of the Owner, all licenses and permits required or advisable (in the sole judgment of U-Haul) in connection with the management and operation of the Property.

     (h) RECORDS AND REPORTS OF DISBURSEMENTS AND COLLECTIONS. U-Haul shall establish, supervise, direct and maintain the operation of a system of record keeping and bookkeeping with respect to all receipts and disbursements in connection with the management and operation of the Property. The books, records and accounts shall be maintained at the U-Haul office, and shall be available and open to examination and audit quarterly by Owner or its representatives.
On or before thirty (30) days after the close of each quarter, U-Haul shall cause to be prepared and delivered to Owner, a monthly statement of receipts, expenses and charges and a disbursement to Owner representing receipts less disbursements.

     (i)   [Intentionally Omitted].

     (j) COLLECTION. U-Haul shall direct the collection and billing of all accounts payable and due to the Owner with respect to the Property and shall be responsible for establishing policies and procedures to minimize the amount of bad debts.

     (k) LEGAL ACTIONS. U-Haul shall cause to be instituted, on behalf and in the name of the Owner, any and all legal actions or proceedings U-Haul deems necessary or advisable to collect charges, rent or other income due to the Owner with respect to the Property or to oust or dispossess tenants or other persons unlawfully in possession under any lease, license concession agreement or otherwise, and to collect damages for breach thereof or default thereunder by such tenant, licensee, concessionaire or occupant. The costs of all such legal actions or proceedings shall be borne by the Owner.

     (l) INSURANCE. U-Haul shall use its best efforts to assure that there is obtained and kept in force, fire, comprehensive liability and other insurance policies in amounts generally carried with respect to similar facilities. Owner shall be required to participate in the insurance coverage obtained by U-Haul. A certificate of insurance will be provided to Owner upon the written request of Owner.

     (m) TAXES. During the term of this Agreement, U-Haul shall pay from Owner's funds, prior to delinquency, all real estate taxes, personal property taxes, and all other taxes assessed to or levied upon the Property. If required by the holder of any note secured by the Property, U-Haul" will set aside, from Owner's funds, a reserve from each month's rent and other income collected, in an amount required by said holder.

     (n) RESTRICTIONS. Notwithstanding anything to the contrary set forth in this Section 2, U-Haul shall not be required to do, or cause to be done, anything for the account of the Owner (i) which may make U-Haul liable to third parties; (ii) which may not be commenced, undertaken or completed because of insufficient funds of Owner; or, (iii) which may not be commenced, undertaken or completed because of acts of God, strikes, governmental regulations of laws, acts of war or other types of events beyond the control of U-Haul, whether similar or dissimilar to the foregoing.

     (o) LIMITATIONS ON U-HAUL AUTHORITY. Notwithstanding anything to the contrary set forth in this Section 2, U-Haul shall not, without obtaining the prior written consent of the Owner, (i) rent storage space in the Property by written lease or agreement for a stated term in excess of one year, (ii) alter the building or other structures of the Property in any material manner; or, (iii) make any other agreements which exceed one year and are not terminable on thirty day's notice at the will of the Owner, without penalty, payment or surcharge.

     (p) SHARED EXPENSES. Certain economies may be achieved with respect to certain expenses to be incurred on behalf of Owner hereunder if materials, supplies, insurance or services are purchased by U-Haul in quantity for use not only in connection with the Property but in connection with other properties managed by U-Haul. U-Haul shall have the right to purchase such materials, supplies, insurance or services in its own name and charge Owner a pro rata share of the cost;
provided, however, that the pro rata cost of such purchase to Owner shall not result in expenses greater than would otherwise be incurred at competitive prices and terms available in the area where the Property is located; and provided further, U-Haul shall give Owner access to records so Owner may review any such expenses incurred.

3. Duties of the Owner
     The Owner hereby agrees to cooperate with U-Haul in the performance of its duties under this Agreement and to that end, upon the request of U-Haul, to provide reasonable temporary office space for U-Haul employees on the premises of the Property, give U-Haul access to all files, books and records of the Owner relevant to the Property.

4. Compensation of U-Haul
     The Owner shall pay to U-Haul as the full amount due for the services herein provided a monthly Management Fee equal to six percent (6%) of the "Gross Revenue" derived from or connected with the Property. The term "Gross Revenue" shall mean all receipts (excluding security deposits unless and until the Owner recognizes the same as income) of the Owner (whether or not received by U-Haul on behalf or for the account of the Owner) arising from the operation of the Property, including without limitation, rental payments of lessees of space in the Property, vending machine or concessionaire revenues, maintenance charges, if any, paid by the tenants of the Property in addition to basic rent, parking fees, if any, and all monies whether or not otherwise described herein paid for the use of the Property. "Gross Revenue" shall be determined on a cash basis. The Management Fee for each month shall be paid promptly at the end of such quarter and shall be calculated on the basis of the "Gross Revenue" of such quarter.

     It is understood and agreed that such compensation will not be reduced by the cost to Owner of those employees and independent contractors engaged by or for Owner, including but not limited to the categories of personnel specifically referred to in Section 2(d). Except as provided in this Section 4, it is further understood and agreed that U-Haul" shall not be entitled to additional compensation of any kind in connection with the performance by it of its duties under this Agreement.

5.  Use of Trademarks, Service Marks and Related Items
      Owner acknowledges the significant value of the U-Haul name in the operations of the Owner's property and it is therefore understood and agreed that the name, trademark and service mark, "U-Haul", AND related marks, slogans, caricatures, designs and other trade or service items shall be utilized for the non-exclusive benefit of the Owner in the rental and operation of the Property, and in comparable operations elsewhere. It is further understood and agreed that this name and all such marks, slogans, caricatures, designs and other trade or service items shall remain and be at all times the property of U-Haul and its affiliates, and that, except during the term hereof, the Owner shall have no right whatsoever therein. Owner agrees that during the term of this agreement the sign faces at the property will have the name U-Haul. The U-Haul sign faces will be paid for by the Owner. Upon termination of this agreement at any time for any reason, all such use by and for the benefit of the Owner of any such name, mark, slogan, caricature, design or other trade or service item in connection with the Property shall, in any event, be terminated and any signs bearing any of the foregoing shall be removed from view and no longer used by the Owner. In addition, upon termination of this Agreement at any time for any reason, Owner shall not enter into any new leases of Property using the U-Haul lease form or use other forms prepared by U-Haul. It is understood and agreed that U-Haul will use and shall be unrestricted in its use of such name, mark, slogan, caricature, design or other trade or service item in the management and operation of other storage facilities both during and after the expiration or termination of the term of this Agreement.

6. Termination
      Owner or U-Haul may terminate this Agreement with or without cause by giving not less than sixty days' written notice to the other party pursuant to Section 11 hereof. In addition, if Owner fails to pay U-Haul any amounts owed under this Agreement when due, U-Haul may terminate this Agreement by giving Owner not less than ten days written notice pursuant to Section 11 hereof. Upon termination of this Agreement, U-Haul shall promptly return to Owner all monies, books, records and other materials held by U-Haul for or on behalf of Owner. In addition, if U-Haul has contracted to advertise the Property in the Yellow Pages, Owner shall, at the option of U-Haul, continue to be responsible for the cost of such advertisement and shall either (i) pay U-Haul the remaining amount due under such contract in a lump sum; or
(ii) pay U-Haul monthly for the amount due under such contract.

7. Indemnification
      The Owner hereby agrees to indemnify and hold each of U-Haul", all persons and companies affiliated with U-Haul, and all officers, shareholders, directors, employees and agents of U-Haul and of any affiliated companies or persons (collectively, the "Indemnified Persons") harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages, and claims in connection with the management of the Property (including the loss of use thereof following any damage, injury or destruction), arising from any cause except for the willful misconduct or gross negligence on the part of the Indemnified Persons. In addition, no Indemnified Person shall be liable for any error of judgment or for any mistake of fact or law, or for anything which it may do or refrain from doing hereafter, except in cases of willful misconduct or gross negligence. U-Haul hereby agrees to indemnify and hold the Owner harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages and claims in connection with the management of the Property arising from the willful misconduct or gross negligence of the Indemnified Persons.

8. Assignment
      Neither this Agreement nor any right hereunder shall be assignable by the Owner and any attempt to do so shall be void ab initio. U-Haul shall have the right to assign this Agreement to an affiliate or a wholly or majority owned subsidiary; provided, however, any such assignee must assume all obligations of U-Haul hereunder, the Owner's rights hereunder will be enforceable against any such assignee and U-Haul shall not be released from its liabilities hereunder unless the Owner shall expressly agree thereto in writing.

9. Headings
      The headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

10. Governing Law
       The validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties shall be governed by the internal laws of the State of Arizona.

11. Notices
       Any notice required or permitted herein is to be given in writing and shall be personally delivered or mailed first class postage prepaid or delivered by an overnight delivery service to the respective addresses of the parties set forth below their signatures on the signature page thereof, or to such other address as any party may give to the other in writing. Any notice required by this Agreement will be deemed to have been given when personally served or one day after delivery to an overnight delivery service or five days after deposit in the first class mail.

12. Severability
       Should any term or provision hereof be deemed invalid, void or unenforceable either in its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect and, if the subject term or provision is deemed to be invalid, void or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications.

13. Successors
       This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors in interest.

14. Attorneys' Fees
       If it shall become necessary for either party hereto to engage attorneys to institute legal action for the purpose of enforcing its rights hereunder or for the purpose of defending legal action brought by the other party hereto, the party or parties prevailing in such litigation shall be entitled to receive all costs, expenses and fees (including reasonable attorneys' fees) incurred by it in such litigation (including appeals).

15. Counterparts
       This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Scope of Property Manager Responsibility.
     The duties, obligations and liability of each property manager identified herein shall extend only so far as to relate to the Property for which such property manager is managing located in the domicile state of such property manager, and no individual property manager hereunder shall be liable for the acts or omissions of any other property manager hereunder. Each property manager shall use its best efforts to assist Owner in fulfilling Owner's obligations arising under any loan to Owner that is secured by the Property, including but not limited to preparing and providing financial and accounting reports, and maintaining the Property.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

               TWO SAC SELF-STORAGE CORPORATION
               a Nevada corporation


               /S/ Edward J. Shoen, President
               ------------------------------
               Edward J. Shoen, President

               PROPERTY MANAGERS:

               U-Haul Co. of Alabama, Inc.
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. of California
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------



               U-Haul Co. of Connecticut
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------

               U-Haul Co. of Florida
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. of Georgia
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. of Louisiana
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. of Massachusetts, Inc.
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. of Maryland, Inc.
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------

               U-Haul Co. of New Hampshire, Inc.
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. of New Jersey, Inc.
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. of New York, Inc.
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. of Ohio
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------

               U-Haul Co. of Pennsylvania
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. of Tennessee
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. of Texas
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. of Virginia
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------


               U-Haul Co. (Canada) Ltd.
ATTEST:
                           By:/S/ J A Lorentz
                              ------------------
                           Name: John A. Lorentz
                                ----------------
By:/S/Stefene Richards     Title: Asst. Secretary
   -------------------           ----------------
   Name: Stefene Richards
        -----------------
   Title:
         ---------

_____________________________________________________________________________
Mailing Address (for monthly reports)


_____________________________________________________________________________
City, State, Zip Code


_____________________________________________________________________________
Telephone of Owner

                                                     Exhibit A
                                                     -------------

U-HAUL STORAGE WESTCHESTER COUNTY, YONKERS, NY (882-055):

      ALL that parcel of land, in the City of Yonkers, County of Westchester and State of New York, bounded and described as follows:

      BEGINNING at a point on the westerly side of Saw Mill River
Road distant 302.34 feet northerly from the northerly line of Odell Avenue;

      running  thence along the westerly side of Saw  Mill  River
Road, North 19 degrees 20 minutes 30 seconds East 209.62 feet to a point;

      thence continuing along said side of Saw Mill River Road in a northeasterly direction on a curve to the right with a radius of 1465.69 feet a central angle of 3 degrees 2 minutes 13 seconds a length of 77.69 feet to land now or formerly of Yonkers Securities Corporation;

      running  thence along said land now or formerly of  Yonkers
Securities  Corporation, North 51 degrees 18 minutes  30  seconds
West  214.78  feet to the easterly side of land of The  New  York
Central and Hudson River Railroad (Putnam Division);

      running thence along the easterly side of land of The New York Central and Hudson River Railroad (Putnam Division) in a southwesterly direction on a curve to the left with a radius of 1383 feet a central angle of 15 degrees 3 minutes 43.6 seconds a length of 363.57 feet to a point;

      running thence South 70 degrees 6 minutes 30 seconds East a distance of 269.85 feet to a point or place of beginning.

U-HAUL STORAGE ALTA MESA, FORT WORTH, TX (883-004):

TRACT I

(Fee)
Being Lot 3-A, Block A of WOODMONT PLAZA ADDITION, an addition to the City of Fort Worth, Tarrant, County, Texas, according to the map or plat thereof recorded in Volume 388-193, Page 59, Plat
Records, Tarrant County, Texas.

(Easement)
A portion of Lot 3-B, Block A, WOODMONT PLAZA ADDITION in the City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Volume 388-193, Page 59, Deed Records of Tarrant County, Texas, and said portion being described by metes and bounds as follows:

BEGINNING at a point in the common line between said Lot 3-B and Lot 3-A in said Block A, said point being 7.5 feet South 49 degrees 49 minutes East from the most Westerly Southwest corner of said Lot 3-A and the most Westerly Northwest corner of said Lot 3-B;

THENCE South 49 degrees 49 minutes East with said common line between Lots 3-A and 3-B, 2.5 feet;

THENCE  South  40 degrees 11 minutes West and parallel  with  and
10.0 feet Southeasterly from the Northwesterly line of said Lot 3-
B, 199.33 feet;

THENCE South 49 degrees 49 minutes East, 15.0 feet;

THENCE  South 40 degrees 11 minutes West and parallel  with  said
Northwesterly line of Lot 3-B, 10.0 feet;

THENCE North 49 degrees 49 minutes West, 10.0 feet;

THENCE  North 40 degrees 11 minutes East and parallel  with  said
Northwesterly line of Lot 3-B, 7.5 feet;

THENCE North 49 degrees 49 minutes West, 7.5 feet;

THENCE  North 40 degrees 11 minutes East and parallel  with  said
Northwesterly  line  of Lot 3-B, 201.83  feet  to  the  PLACE  OF
BEGINNING.

TRACT II

(Fee)

Lot  3-B,  Block A, WOODMONT PLAZA ADDITION to the City  of  Fort
Worth, Tarrant County, Texas, according to the plat recorded in Volume 388-193, Page 59, Plat Records, Tarrant County, Texas.

U-HAUL STORAGE TILTON, TILTON NH (883-039):

      A certain tract or parcel of land, together with the buildings and improvements now or hereafter located or erected thereon, situated in Tilton, County of Belknap, State of New Hampshire, being more particularly bounded and described as follows:

     Beginning at a point on the westerly side of U.S. Route 3 at the southerly most corner of the premises, said point being 5.40'
Northeast   of   a   New  Hampshire  Highway   Department   Bound
(N.H.H.D.B.); thence

1)   North 49 degrees 53' 49" West, 336.13 feet to a Drill hole found;
     thence

2) South 73 degrees 22' 39" West, 245.24 feet to a drill hole at the corner of a stone wall; thence

3)   North 02 degrees 33' 04" West, 55.06 feet to a point; thence

4)   North 04 degrees 07' 26" West, 195.19 feet to a point; thence

5)   North 04 degrees 27' 18" West, 127.97 feet to a point; thence

6)   North 05 degrees 50' 13" West, 149.64 feet to a point; thence

7)   North 05 degrees 50' 13" West, 60.09 feet to a point; thence

8)   North 85 degrees 17' 33" East, 250.06 feet to a point; thence

9)   North 86 degrees 53' 39" East, 69.53 feet to a point; thence

10)  North 85 degrees 05' 39" East, 288.05 feet to a point; thence

11)  North 82 degrees 13' 52" East, 140.58 feet to a point; thence

12)  North 84 degrees 35' 08" East, 49.82 feet to a point; thence

13)  North 84 degrees 46' 48" East, 76.78 feet to a point; thence

14)  North 85 degrees 07' 13" East, 58.24 feet to a point; thence

15)  North 87 degrees 12' 24" East, 73.98 feet to a point; thence

16)  North 88 degrees 24' 06" East, 24.04 feet to a point; thence

17)  North 89 degrees 54' 55" East, 28.67 feet to a point; thence

18)  North 86 degrees 14' 36" East, 71.28 feet to a point; thence

19) North 89 degrees 31' 45" East, 75.06 feet to a point on the northwesterly side of U.S. Route 3; thence

20)  South 40 degrees 03' 50" West, by the side of U.S. Route 3,
     9.95 feet to a point; thence

21)  South 42 degrees 40' 11" West, by the side of U.S. Route 3,
     90.72 feet to a point; thence

22)  South 41 degrees 26' 22" West, by the side of U.S. Route 3,
     154.41 feet to a point; thence

23)  South 46 degrees 14' 48" West, by the side of U.S. Route 3,
     57.20 feet to a point; thence

24)  South 42 degrees 11' 47" West, by the side of U.S. Route 3,
     254.06 feet to a point; thence

25)  South 37 degrees 12' 07" West, by the side of U.S. Route 3,
     91.52 feet to a point; thence

26)  South 39 degrees 44' 33" West, by the side of U.S. Route 3,
     133.41 feet to a point; thence

27)  South 32 degrees 33' 00" West, by the side of U.S. Route 3,
     173.92 feet to a point; thence

28)  South 27 degrees 50' 14" West, 97.87 feet to the point of beginning.

Said parcel of land is shown on Plan recorded with said Deeds at Drawer L20 Plan #24.

U-HAUL CENTER WEST HARTFORD, W. HARTFORD, CT (883-040):

A certain piece or parcel of land, with the buildings thereon, situated in the Village of Elmwood, Town of West Hartford, County of Hartford and State of Connecticut, known as 164 South Street, and being more particularly bounded and described as follows:

      Commencing at a point in the easterly line of South Street, said point being the northwesterly corner of the property described herein; thence S 89 degrees 29' 34" E along land now or formerly of Marcella V. Garrison, land now or formerly of Candido and Nicolino D'Occhio and land now or formerly of Richard M. Wetherell for a distance of 566.92 feet; thence N 87 degrees 05' 30" E along said land of Richard M. Wetherell and land now or formerly of Kenneth W. Swanson for a distance of 216.99 feet; thence S 3 degrees 23' 05" E along land now or formerly of said Kenneth W. Swanson, land now or formerly of Anderson Realty Associates of West Hartford and land now or formerly of Simao for a distance of
308.09 feet; thence N 89 degrees 14' 17" W along land now or formerly of the Town of West Hartford for a distance of 879.18 feet; thence N
14 degrees 55' 54" E along the easterly line of South Street for a distance of 300.00 feet to the point and place of beginning.

      Together with the benefit of a Declaration of Restrictions by the Town of West Hartford dated November 17, 1971 and recorded on November 18, 1971 in Volume 492 at Page 198 of the West
Hartford Land Records.

      Possibly  together  with  a  fifteen  (15')  foot  drainage easement over premises southerly and adjacent to the premises shown on a map entitled "Property To Be Conveyed To Rene Veilleux West Hartford Connecticut Palmberg & Russo Land Surveyors &
Professional Engineers 15 Barber Pond Road Bloomfield, Connecticut 242-2775 By KLD Scale 1" 40 Date 1-28-85 Sheet 1 of 1 Checked WP No. 86003" on file in the Office of the Town Clerk of West Hartford as Map No. 4345.

U-HAUL STORAGE COLMAR, COLMAR, PA (883-044):

      ALL THAT CERTAIN lot or piece of ground Situate in Hatfield Township, Montgomery county, Pennsylvania, described according to a Plan of Subdivision prepared for Goldie B. McArthur by Herbert
H. Metz, Inc., Civil Engineers and Surveyors, dated February 6, 1973 as follows, to wit:

BEGINNING at a point on the title line in the bed of Bethlehem Pike, said point being the distance of 567.36 feet measured South 11 degrees 59 minutes East from a point of intersection, with the title line in the bed of Trewigtown Road; thence extending from said beginning point and along the title line through the bed of Bethlehem Pike the two following courses and distances (1) South 11 degrees 59 minutes East 54.11 feet to a point of curve and (2) Southeastwardly on the arc of a circle curving to the left having a radius of 1488.48 feet the arc distance of 205.89 feet to a point a corner of lands now or late of National Land Acquisition Corporation; thence extending along to same the two following courses and distances (1) South 67 degrees 16 minutes West and crossing the Southwesterly side of Bethlehem Pike 300.00 feet to a point and (2) South 57 degrees 21 minutes West 375.97 feet to a point a corner of lands now or late of North 48 degrees 30 minutes 49 seconds East 495.00 feet to a point; thence extending North 78 degrees 01 minute East and partly along Parcel Number 2 and along lands now or late of Robert B. and Ruby McArthur and recrossing the Southwesterly side of Bethlehem Pike 268.54 feet to the first mentioned point and place of beginning.

BEING PARCEL NUMBER 1 as shown on the above mentioned Plan.

BEING the same premises which Goldie B. McArthur, widow by deed dated 6-20-73 and recorded in the County of Montgomery in Deed book 3863 page 255, conveyed unto Montgomery County Industrial
Development Authority, in fee.

U-HAUL STORAGE HYLTON ROAD, PENNSAUKEN, NJ (883-046):

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Township of Pennsauken, County of Camden and State of New Jersey:

BEGINNING at a point in the Northwesterly line of Route  130  (93
---------
feet wide) said beginning point being South 65 degrees, 52 minutes, 00 seconds West 115.49 feet along the extended Northwesterly line of Route 130 (93 feet wide) and the
Northwesterly line of Route 130 (93 feet wide) from the intersection of the extended Northwesterly line of Route 130 (93 feet wide) and the Westerly line of Hylton Road (60 feet wide) and extending; thence

(1)   South  65  degrees, 52 minutes, 00 seconds West  along  the
Northwesterly line of Route 130 161.00 feet to a point corner to lands conveyed to GEORGE REISMAN, thence

(2) North 24 degrees 41 minutes 20 seconds West long lands of REISMAN 360 feet to a point; thence

(3) North 65 degrees, 52 minutes, 00 seconds East parallel with said Route 130, the distance of 452.26 feet to a point in the Westerly line of Hylton Road; thence

(4) South 1 degree 26 minutes 27 seconds West along Westerly line of Hylton Road 159.50 feet to a point; thence

(5)   South 65 degrees, 52 minutes, 00 seconds East parallel with
Route 130 the distance of 212.00 to a point; thence

(6) South 6 degrees, 15 minutes, 38 seconds West 17.51 feet to a point; thence

(7) South 24 degrees, 41 minutes 20 seconds East 201.00 to the point and place of beginning.

BEING  known as Lot 7NN & 7 NA, Block 251 on the Tax Map  of  the
Township of Pennsauken.

U-HAUL STORAGE NORTH ROYALTON, NORTH ROYALTON, OH (883-054):

      Situated in the City of North Royalton, County of Cuyahoga, and State of Ohio, and known as being part of Sublot Number 3 in the Virginio Zaghet Subdivision of part of Original Royalton
Township Section Number 8, as shown by the recorded plat in Volume 240, Page 97 of Cuyahoga County Map Records, and being further bounded and described as follows:

      Beginning at a point on the centerline of Royalton Road, 60 feet wide, at the northwesterly corner of said Sublot Number 3;

     Thence S 75 degrees-42'-01" E along the said centerline of Royalton Road, a distance of 91.78 feet to a point on the southwesterly curved right-of-way line of the Ohio Turnpike, which is a non-tangent curve concave to the Southwest, a radial line through said point having a bearing of N 32 degrees-25'-34" E and distant 195.00 feet southwesterly from the centerline of the Turnpike;

      Thence Southeasterly along the said southwesterly curved right-of-way line of the Ohio Turnpike, along the arc of a circle deflecting to the right, having a radius of 8,399.37 feet, an arc distance of 71.91 feet, and a chord distance of 71.91 feet which bears S 57 degrees-19'-43" E to a point on the easterly line of said Sublot Number 3, distant S 04 degrees-31'-20" W 23.94 feet, measured along said easterly line from its intersection with the said centerline of Royalton Road;

      Thence S 04 degrees-31'-20" E along the said easterly line of Sublot Number 3, and passing through the southerly sideline of Royalton Road at 7.75 feet, a total distance of 1,303.01 feet to the southeasterly corner thereof;

      Thence N 88 degrees-38'-22" W along the southerly line of said Sublot Number 3, a distance of 251.04 feet to a point distant S
88 degrees-38'-22" E 460.18 feet, measured along said southerly line from the southwesterly corner thereof;

      Thence N 04 degrees-36'-38" W a distance of 402.18 feet to a point on the northerly line of said Sublot Number 3, distant S 88 degrees-38'-22" E 428.20 feet, measured along said northerly line from the northwesterly corner thereof;

      Thence S 88 degrees-38'-22" E along the said northerly line of Sublot Number 3, a distance of 31.94 feet to an angle therein;

      Thence N 00 degrees-03'-01" W along a westerly line of said Sublot Number 3, and passing through the said southerly sideline of Royalton Road at 923.39 feet, a total distance of 954.36 feet to the place of beginning, and containing 6.2289 acres (271,332 square feet) of land according to a survey made by McSTEEN & ASSOCIATES, INC. dated
May 7, 1991, be the same more or less, but subject to all legal highways.

U-HAUL STORAGE BUTLER STREET, CHESAPEAKE, VA (883-062):

All those certain tracts, pieces or parcels of land, with the buildings and improvements thereon, situate, lying and being in the Deep Creek Borough of the City of Chesapeake, Virginia, and being designated as "Parcel E-2-A, Area - 22,997.89 Sq. Ft. or
0.5280  Ac." and Parcel E-2-B Area = 94,023.68 Sq. Ft. or  2.1585
Ac." on a certain plat entitled "RESUBDIVISION OF 2PARCEL 'E-2,' RESUBDIVISION OF PARCEL 'E' & PARCEL 'F,' SUBDIVISION OF PROPERTY OF W. W. REASOR (Ref. M.B. 76 Pg. 98 & M.B. 32 Pg. 14), DEEP CREEK BOROUGH, CHESAPEAKE, VIRGINIA," dated June 28, 1985, which plat is recorded in the Clerk's Office of the Circuit Court of the City of Chesapeake, Virginia, in Map Book 80, at Page 6.

U-HAUL STORAGE MONTGOMERY PARK, CHICOPEE, MA (883-064):

Certain  real  estate situate in that part of  Chicopee,  Hampden
County, Massachusetts, known as Chicopee Falls, bounded and described as follows:

Easterly by Montgomery Street, by three lines having a total distance of two hundred sixty-six and 10/100ths (266.1) feet;

Southerly  by  land now or formerly of Lakeside Properties,  Inc.
two hundred forty-three and 09/100ths (243.09) feet;

Southwesterly by land now or formerly of the City of Chicopee, two hundred twenty-six and 49/100ths (266.49) feet;

Northwesterly  by  Granby  Road,  about  two  hundred  fifty-five
(255.00) feet;

Easterly  again by land conveyed by Mary Lee Steigler to Margaret
F.  Tugie,  by  deed dated June 2, 1969 and recorded  in  Hampden
County  Registry  of Deeds in Book 3429, Page 175,  about  eighty
(80.00) feet; and

Northerly by last named land, land taken by the City of Chicopee under an instrument of taking dated November 16, 1971 and recorded as aforesaid in Book 3649, Page 542, and land now or formerly of David G. and Janet M. Trudell, about two hundred forty (240.00) feet;

Excepting from the above described real estate that part thereof which is described in a certain Boundary Line Agreement between Robert F. Tremble et ux and David G. Trudell et ux, dated February 22, 1982, and recorded in the Hampden County Registry of Deeds in Book 5230, Page 354.

Also excepting from the above-described real estate that part thereof which is described in a certain Instrument of Taking recorded in the Hampden County Registry of Deeds in Book 4966,
Page 152.

U-HAUL STORAGE COUNTRY CLUB, CARROLLTON, TX (883-073):

Tract 1:

Description of a 4.566 acre tract of land in the John M. Myers Survey, Abstract No. 939, Dallas County, Texas, and being all of Lots 1, 2 and 3, and a part of Lot 4 of the Strief Subdivision No. 2, an Addition to the City of Carrollton, Texas, as recorded by plats in Volume 85018, Page 2562, Volume 85018, Page 2570, and Volume 86054, Page 1068, Map Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a cut "+" found for corner, said point being at the intersection of the Southerly right-of-way line of Country Club
Drive  (60 foot width) and the East right-of-way line of  Vantage
Drive (60 foot width);

THENCE,  North 89 degrees 31 minutes 30 seconds East,  with  said
Southerly right-of-way line of Country Club Drive, a distance  of
422.67 feet to a cut "V" set for corner;

THENCE, South 00 degrees 28 minutes 30 seconds East, a distance of 147.50 feet to a 1/2-inch iron rod set for corner;

THENCE, North 89 degrees 31 minutes 30 seconds East, a distance of 191.39 feet to a 1/2-inch iron rod set for corner, said point being in the Westerly right-of-way line of Kelly Boulevard (variable width), and in a curve to the right whose center bears North 89 degrees 14 minutes 24 seconds West, a distance of 2,000.00 feet from said point;

THENCE, in a Southerly direction, with said Westerly right-of-way line of Kelly Boulevard and with said curve to the right through a central angle of 06 degrees 25 minutes 04 seconds, an arc length of 224.03 feet to a 1/2-inch iron rod set for corner, said point being the Northeast corner of "Belt Line Business Center," an addition to the City of Carrollton as recorded by plat in Volume 73093, Page 2922, Deed Records, Dallas County, Texas;

THENCE,  South 89 degrees 38 minutes 30 seconds West,  with  said
North  line of "Belt Line Business Center" a distance  of  603.65 feet to a hilti nail found for corner, said point being on the said Easterly right-of-way line of Vantage Drive;

THENCE,  North 00 degrees 36 minutes 00 seconds East,  with  said
Easterly right-of-way line of Vantage Drive, a distance of 369.58 feet to the Point of Beginning;

Containing, 198,877 square feet or 4.566 acres of land, more or less.

NOTE:  COMPANY  DOES NOT REPRESENT THAT THE ABOVE ACREAGE  AND/OR
SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

Tract 2:

Description of a 0.650 acre tract of land in the John M. Myers Survey, Abstract No. 939, Dallas County, Texas, and being a part of Lot 4 on the Strief Subdivision No. 2, an Addition to the City of Carrollton, Texas, as recorded by plat in Volume 86054, Page 1068, Map Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING, at a 1/2-inch iron rod set for corner, said point being at the intersection of the Southerly right-of-way line of Country Club Drive (60 foot width) and the Westerly right-of-way line of Kelly Boulevard (75 foot width at this point);

THENCE, South 00 degrees 28 minutes 30 seconds East, with said Westerly right-of-way line of Kelly Boulevard, a distance of
104.39 feet to a cut "+" set at the beginning of a curve to the right whose center bears South 89 degrees 31 minutes 30 seconds West, a distance of 2,000.00 feet;

THENCE, in a Southerly direction, with said Westerly right-of-way line of Kelly Boulevard and with said curve to the right through a central angle of 01 degrees 14 minutes 06 seconds an arc length of 43.11 feet to a 1/2-inch iron rod set for corner;

THENCE, South 89 degrees 31 minutes 30 seconds West, a distance of 191.39 feet to a 1/2-inch iron rod set for corner;

THENCE, North 00 degrees 28 minutes 30 seconds West, a distance of 147.50 feet, to a cut "V" set for corner, said point being on the said Southerly right-of-way line of Country Club Drive;

THENCE,  North 89 degrees 31 minutes 30 seconds East,  with  said
Southerly  right-of-way  of Country Club  Drive,  a  distance  of
191.85 feet to the Point of Beginning;

Containing, 28,291 square feet or 0.650 acres of land, more or less.

NOTE:   COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE  AND/OR
SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

U-HAUL STORAGE ROUTE 2, LEOMINSTER, MA (883-074):

      A  certain  tract  of  land, with  all  buildings  thereon,
situated  on  the  northeasterly  side  of  Harvard  Street,   in
Leominster, Worcester County, Massachusetts, being shown on a plan entitled, "Land in Leominster, Mass., Owned by Aldea B. Derby,
September 24, 1984" William R. Bingham & Assoc., - Reg. Engrs. & Surveyors,
24 Columbia Street, Leominster, Massachusetts, which plan is recorded with the Worcester Northern District Registry of Deeds in Plan Book 273, Page 15, and being bounded and described as follows:
      Beginning  at  a point on the northeasterly  side  of  said
Harvard Street, being the most westerly corner of the lot and at land now or formerly of Elmer S. Fitzgerald et ux;
      Thence North 60 degrees 23' East two hundred thirteen and 32/100 (213.32) feet to a point;
      Thence South 29 degrees 37' East seventy-three and 56/100
(73.56) feet to a point;
      Thence North 61 degrees 02' East one hundred ninety-six (196) feet to a point;
     Thence North 56 degrees 53' East one hundred ninety-four and 50/100 (194.50) feet to a point;
      Thence North 48 degrees 43' East one hundred forty-two and 27/100 (142.27) feet to a point;
      Thence South 41 degrees 02' East two hundred seventy-four and 98/100 (274.98) feet to a point, said last five courses being by land now or formerly of Elmer S. Fitzgerald et ux;
      Thence on a curve to the left, a distance as measured along the arc of eight hundred (800) feet, more or less, by land of M.B.T.A.
(formerly Boston and Maine Railroad) to a point on the northeasterly sideline of said Harvard Street;
      Thence along the sideline of said Harvard Street, one hundred seventy
(170)  feet, more or less, to the point of beginning.
      Containing 4.0 acres, more or less.
      Subject to such rights and easements as were taken by the Commonwealth of Massachusetts by instrument dated May 23, 1979 and recorded in the Worcester Northern District Registry of Deeds in Book 1224, Page 215.
      Subject also to an easement to New England Power Company recorded with said Deeds at Book 974, Page 557.
      Being the same premises conveyed to the Grantors by Deed of Aldea B. Derby dated September 26, 1984 and recorded with the
Worcester Northern District Registry of Deeds in Book 1368, Page 323.

U-HAUL STORAGE NEW PORT RICHEY, NEW PORT RICHEY, FL (883-076):

A portion of Tracts 23 and 24, PORT RICHEY LAND COMPANY SUBDIVISION of Section 5, Township 26 South, Range 16 East, as recorded in Plat Book 1, page 61, of the public records of Pasco County, Florida. LESS that portion lying within 114 feet of the centerline of State Road No. 55, Section 14030 (US Highway 19) and LESS that portion of Tract 23 used for Main Street. Being further described as follows:

Commence at the Northwest corner of said Tract 23 and run  thence
South 89 degrees 34'02" East, along the North boundary of Tract 23, (the centerline of Main Street), 100.00 feet; thence South 00 degrees 02'19"
West, 15.00 feet to the POINT OF BEGINNING; thence run along the South right-of-way line of Main Street, South 89 degrees 34'02" East,
228.32 feet; thence North 00 degrees 04'24" East, 15.00 feet to the Northwest corner of Tract 24; thence South 89 degrees 34'02" East, along the North Line of Tract 24, 95.27 feet; thence South 00 degrees 03'53"
West, 188.00 feet; thence North 89 degrees 34'02 West, 95.40 feet; thence
South 00 degrees 05'38" West, 112.00 feet; thence North 89 degrees 34'02" West,
65.74 feet; thence South 00 degrees 03'53" West, 140.00 feet;
thence North 89 degrees 34'02" West, 262.25 feet;
thence North 00 degrees 02'19" East, along the West boundary of Tract 23,
290.00 feet; thence South 89 degrees 34'02" East, 100.00 feet;
thence North 00 degrees 02'19" East, 135.00 feet to the POINT OF BEGINNING.

Together with the following described 25 foot wide ingress/egress
easement:   A  portion  of Tracts 23 and  24,  PORT  RICHEY  LAND
COMPANY  SUBDIVISION of Section 5, Township 25  South,  Range  16
East, as recorded in Plat Book 1, page 61, of the public records of Pasco County, Florida. Commence at the Southeast corner of Tract 17, PORT RICHEY LAND COMPANY SUBDIVISION; thence run North
89 degrees 34'02" West, along the South line of said Tract 17,
82.00 feet to the Westerly right-of-way line of State Road 55
(US Highway 19); thence run South 00 degrees 03'53" West, along the said Westerly right-of-way line, 299.98 feet to the POINT OF BEGINNING;
thence continue along the said right-of-way line, South 00 degrees 03'53" West,
25.00 feet; thence North 89 degrees 34'02" West, 311.15 feet;
thence North 00 degrees 03'53" East, 25.00 feet;
thence South 89 degrees 34'02" East, 311.15 feet to the Point of Beginning.

U-HAUL STORAGE BRIDGEPORT, BRIDGEPORT, CT (883-082):

Parcel 1
--------
      All that certain piece or parcel of land with the buildings thereon standing situated in the City of Bridgeport, County of Fairfield and State of Connecticut, bounded and described as follows: Lot No. 1 and the Easterly Half of Lot No. 2 on Map No. 1 of Property belonging to the Estate of Caroline Clarkson, made by Plamer and Goodsell, Surveyors dated April, 1914 and on file in the Brideport Town Clerk's Office and bounded:

NORTH:    On Fairfield Avenue, seventy-five (75) feet;

EAST:     On  land  now  or  formerly of the Estate  of  Caroline
          Clarkson, one hundred nine and 5/10th (109.5) feet;

SOUTH: On land now or formerly of Frederick W. Beardsley seventy-two and 5/10ths (72.5) feet;

WEST: On land now or formerly of Henry and Minnie Taylor, the remaining portion of Lot No. 2 on said map, one hundred nine and 5/10ths (109.5) feet, more or less.

Parcel 2
--------
      All that certain piece or parcel of land with the buildings thereon  standing, situated in the City of Bridgeport, County  of
Fairfield,  State  of  Connecticut,  bounded  and  described   as
follows:

NORTHERLY:          by Fairfield Avenue by a curved line, 232.87 feet,
                    more or less;

NORTHEASTERLY:      by Gilman Street, 228.19 feet, more or less;

SOUTHEASTERLY:      by the junction of Gilman Street and Mountford Street,
                    10 feet, more or less;

SOUTHERLY:          by Mountford Street, 308 feet, more or less;

WESTERLY:           by land now or formerly of Sherman L. Zeluss in part,
                    in part by land now or formerly of Joseph and Mary Furjesz, and in part by land now or formerly of Leopold and Rose Hubieska, in all, 209.5 feet, more or less.

Said parcels 1 and 2 are the same premises as shown on a map entitled "Plan of Survey of Property in Bridgeport, CT Prepared for Amerco Real Estate Company" prepared by Fuller & Co., Inc. and dated June 21, 1993.

U-HAUL STORAGE SOUTH TAMPA, TAMPA, FL (883-084):

From the Northwest corner of the Southwest 1/4 of the Southeast 1/4 of Section  16,  Township 30 South, Range 18 East,  Hillsborough
County,  Florida, said corner also being the Southwest corner  of
PINEWOOD  SUBDIVISION,  as recorded in Plat  Book  29,  page  55,
public  records  of  Hillsborough  County,  Florida,  run   North
89 degrees 35'04" East along the North boundary of the Southwest 1/4 of the Southeast 1/4 of said Section 16, 536.76 feet to a Point of Beginning; thence continue North 89 degrees 35'04" East along the North boundary of the Southwest 1/4 of the Southeast 1/4 of said Section 16, 373.24 feet;
thence South 00 degrees 17'00" West 148.90 feet;
thence South 40 degrees 29'22"  West 248.60 feet;
thence South 89 degrees 24'11"  West 208.64 feet;
thence North 00 degrees 24'56" West 337.44 feet to the point of beginning.

U-HAUL STORAGE SALISBURY, SALISBURY, MA (883-085):

Beginning at the Northeast corner located on the southerly sideline of Elm Street at land now or formerly Hamel;

thence running South 02 degrees 21'19" West 100.00 feet by land of said Hamel to a point;

thence turning and running South 88 degrees 07'39" East 150.00 feet by land of said Hamel to land now or formerly Gail;

thence turning and running South 02 degrees 21'19" West 152.92 feet by land of said Gail to a point at land now or formerly Cinema 95 Trust;

thence running South 00 degrees 38'40" East 85.20 feet by land of said Cinema 95 Trust to a point;

thence running South 08 degrees 31'20" East 750.86 feet by land of said Cinema 95 Trust to a point at land now or formerly Moulton;

thence turning and running South 42 degrees 30'20" West 541.60 feet by land of said Moulton to a point;

thence turning and running North 78 degrees 15'10" West 700.00 feet to a point at land of an existing right-of-way;

thence turning and running North 11 degrees 44'51" East 385.67 feet by said right-of-way to a point;

thence running North 08 degrees 09'30" East 295.24 feet by said right-of-way to a point on the Southly sideline of Merrill Street;

thence turning and running North 56 degrees 57'15" East 109.03 feet by said Merrill Street to a point of curvature;

thence turning and running by a curve to the left with a central angle of 48 degrees 10'20", an arc length of 706.24 feet, with a radius of 840.00 feet by said Merrill Street to a point curvature;

thence turning and running by a curve to the right with a central angle of 83 degrees 05'25", an arc length of 72.51 feet, with a radius of 50.00 feet by said Merrill Street to the southerly sideline of said Elm Street;

thence turning and running South 88 degrees 07'39" East 164.66 feet by said Elm Street to the point of beginning. Containing 23.12 acres more or less. Being shown on a plan entitled "Plan of Land in Salisbury, MA., Essex County for Amerco Real Estate Company" scale: 1" = 50', date: January 12, 1994 prepared by W.C. Cammett Engineering, Inc. as Plan No. 93229.

U-HAUL STORAGE SPRING HILL, BROOKVILLE, FL (883-086):

Lot 2, EVANS HI-PARK, thereof recorded in, as per plat book 6, page 25, Public Records of Hernando County, Florida, LESS THE FOLLOWING DESCRIBED
PROPERTY:

Beginning at a point on the North boundary of the SE 1/4 of fractional Section 33, Township 22 South, Range 18 East, South
89 degrees 56' 56" West 202.35 feet from the Northeast corner of said SE 1/4 to the POINT OF BEGINNING,

    thence South 89 degrees 56' 56" West 109.35 feet to the Western boundary of Lot 2, EVANS HI-PARK Subdivision as per plat book 5, page 25, public records of Hernando County, Florida,

    thence    North 00 degrees 20' 51" East 696.38 feet,

    thence North 89 degrdds 56' 56" East 155.74 feet to the Eastern boundary of said Lot 2,

    thence South 00 degrees 21' 11" East along said Eastern boundary of said Lot 2 a distance of 531.99 feet,

    thence   South 15 degrees 27' 07" West 170.59 feet to the
             POINT OF BEGINNING.

AND LESS THE FOLLOWING DESCRIBED PROPERTY:

TRACT B
-------

Beginning at a point of intersection of the East boundary of Lot Two, Evans Hi-Park Subdivision as recorded in Plat Book 6, Page 25,
Public Records of Hernando County, Florida, with the North boundary of the SE 1/4 of Fractional Section 33, Township 22 South, Range 18 East,
S. 89 degrees 56' 56" W. 155.85 feet from the NE corner of said SE 1/4, thence S. 0 degrees 21' 11" E., along said East boundary 525.00 feet, thence S. 89 degrees 56' 56" W. 155.90 feet to the West boundary of said
Lot Two, thence N. 0 degrees 20' 51" W., along said West boundary,
525.00 feet to the North boundary of said SE 1/4, thence N. 89 degrees 56' 56" E., along said North boundary, 109.35 feet, thence N. 15 degrees 27' 07" E. 170.59 feet to said East boundary thence S. 0 degrees 21' 11" E., along said East boundary, 164.39 feet to the Point of Beginning;

AND SUBJECT TO THE FOLLOWING DESCRIBED PERMANENT RIGHT-OF-WAY
EASEMENT:

PARCEL 3
--------

Location of Florida Power Corporation's 55 foot right-of-way,
Brooksville West - Florida

Crushed Stone transmission line right-of-way through that property as described in O.R. Book 130, Page 34, Public Records of Hernando County, Florida being more particularly described as follows:

Commencing at the point of intersection of the West boundary of Lot 2, Evans Hi-Park Subdivision as recorded in Plat Book 6, Page 25, Public Records of Hernando County, Florida, with the North boundary of the SE 1/4 of Fractional Section 33, Township 22 South,
Range 18 East, said point being S. 89 degrees 56' 56" W. 311.72 feet from the Northeast corner of SE 1/4 of said fractional section; thence N. 0 degrees 20' 51" W. along said West boundary 696.48 feet to the Point of Beginning; thence N. 0 degrees 20' 51" W. along said West boundary 202.00 feet; thence N. 15 degrees 27' 07" E. 571.83 feet to a point on the East boundary of said Lot; thence S. 0 degrees 21' 11" E. along said East boundary 201.94 feet; thence S. 15 degrees 27' 07" W.
571.90 feet to the Point of Beginning.

U-HAUL STORAGE ROUTE 9, TOMS RIVER, NJ (883-087):

All the real property located in the Township of Dover, County of Ocean, State of New Jersey and more particularly described as follows:

BEGINNING at a point in the Westerly line of New Jersey State Highway Route #9, also known as Lakewood Road and formerly known as River Avenue, where said line was intersected by the northerly line of Hickory Street (66 feet wide) which was vacated July 27, 1948, by Ordinance #238; thence

1.   South 13 degrees 00 minutes West, 366.00 feet; thence

2.   North 77 degrees 00 minutes West, 1,539.93 feet to a point; thence

3.   North  13 degrees 00 minutes East, 366.00 feet to a point; thence

4.   South 77 degrees 00 minutes East, 1,539.93 feet to the point of BEGINNING.

FOR INFORMATION ONLY: Being known as Lot 14 Block 166 as shown on the tax assessment map of the Township of Dover.

U-HAUL STORAGE CLEMENTON, CLEMENTON, NJ (883-088):

All that certain tract of parcel of land and premises situate, lying and being in the Borough of Clementon, County of Camden and State of New Jersey, bounded and described as follows:

BEGINNING at a point in the Southerly right-of-way line of  White
Horse Pike (70.0 feet wide), said point being the division line between Lots 26 and 28, Block 75, Tax Map; thence

1)    South 08 degrees 34 minutes 08 seconds West, along Lot  26,
1133.69 feet to a point in line of Lot 20; thence

2)    South 71 degrees 45 minutes 42 seconds East, along Lot  20,
248.68 feet to a point corner to same; thence

3)    North 05 degrees 34 minutes 00 seconds East, along Lot  30,
893.76 feet to a point corner to same; thence

4)    North 84 degrees 26 minutes 00 seconds West, along Lot  29,
78.0 feet to a point corner to same; thence

5) North 07 degrees 19 minutes 00 seconds East, still along same, 251.18 feet to a point in the Southerly right-of-way line of White Horse Pike; thence

6) North 64 degrees 05 minutes 56 seconds West, along said right-of-way line, 120.43 feet to the place of beginning.

CONTAINING within said bounds 5,137 acres.

COMMONLY known as 276 White Horse Pike, Clementon, New Jersey.

FOR  INFORMATION ONLY: BEING Lots 29, 28 and 29.01, Block 75, Tax Map.

U-HAUL STORAGE ST. AUGUSTINE, ST. AUGUSTINE, FL (883-089):

Being part of Government Lot 2, Section 7, Township 8 South, Range 30 East, and described as follows: Commencing at the Northeast corner of said Government Lot 2 in said Section 7 and run South 00 degrees 38 minutes 12 seconds West 20.00 feet to the point of beginning, thence still with the East line of said Government Lot 2, South 00 degrees 38 minutes 12 seconds West for a distance of 220.00 feet, thence leaving said East line of said Lot 2 and running North 89 degrees 49 minutes 48 seconds West for a distance of 477.00 feet to the East right-of-way line of U.S. Highway No. 1, (200 feet wide) thence with the East side of said Highway North 00 degrees 13 minutes 12 seconds East for a distance of 220.00 feet, thence leaving said Highway and running South 89 degrees 49 minutes 48 seconds East 478.60 feet to the place of beginning.

U-HAUL STORAGE HOLYOKE, HOLYOKE, MA (883-090):

The land, with the buildings thereon, in Holyoke, Hampden County, Massachusetts, bounded and described as follows:

Beginning at the point of intersection of the westerly side of Bond Street with the southerly side of Appleton Street; thence running

SOUTHWESTERLY       on  said Bond Street, one hundred thirty-five
-------------       and  seventy-one one-hundredths (135.71) feet
                    to land conveyed by Max C. Krumpholz and Clarence A. Bemis to Arthur J. Marquis et als, by deed dated August 18, 1959, recorded in Hampden County Registry of Deeds in Book
                    2696, Page 278; thence

NORTHWESTERLY       at  a  right  angle  with said  Bond  Street,
-------------       ninety (90) feet to a point; thence

SOUTHWESTERLY       at a right angle with the last described line
-------------       and  parallel with said Bond Street, four and
                    twenty-one-hundredths (4.21) feet to a point;
                    thence

NORTHWESTERLY       at  a  right  angle with the  last  described
-------------       line, seventy (70) feet to the easterly  side
                    of Newton Street; thence

NORTHEASTERLY       along  the  easterly side of  Newton  Street,
-------------       sixty-five (65) feet to a point; thence

SOUTHEASTERLY       at  a right angle to the last described line,
-------------       seventy (70) feet to a point; thence

NORTHEASTERLY       at  a right angle to the last described line,
-------------       seventy-five (75) feet to the southerly  side
                    of Appleton Street; thence

SOUTHEASTERLY       along  the southerly side of Appleton Street,
-------------       ninety (90) feet to Bond Street and the point
                    of beginning.

U-HAUL STORAGE SUMMER AVENUE, MEMPHIS, TN (883-091):

Commencing  at a point in the centerline of Summer Avenue  2705.3 feet Southwestwardly from the intersection of Summer Avenue with Shelby Oaks Drive; thence South 43 degrees 21' 50" West 90 feet to an iron pin at the Northeast corner of the Day's Inn property, said point being the point of beginning; thence North 46 degrees 38' 10" East along the Southeast line of Summer Avenue 225.00 feet to an iron pin at the Northwest corner of the Weathersby and Brooks property; thence South 43 degrees 21' 50" East along the Southwest line of the said Weathersby and Brooks property 491.00 feet to an iron pin; thence South 46 degrees 38' 10" West and parallel to the said
Southeast line of Summer Avenue 225.00 feet to an iron pin on the Northeast line of the Day's Inn property;
thence North 43 degrees 21' 50" West along the said Northeast line of the Day's Inns property 491.00 feet to the point of beginning.

U-HAUL STORAGE AYER, AYER, MA (883-092):

      The land in Ayer, with the buildings thereon, located in Ayer, Middlesex County, Massachusetts, being shown as Lots 4, 5, 6, 7, 8, 9 and 10 on a plan entitled "Sunnyside belonging to Edward P. Masse, Land Association" situated at Ayer, Mass. by J.A. Lantham & Son, Providence, Rhode Island, dated September, 1923 and recorded with Middlesex South District Registry of Deeds in Plan Book 325, Plan 25.

      Being part of the premises conveyed to Garrison Inc., by Deed of Levitt and Sons, Incorporated, dated November 7, 1968 and recorded with Middlesex South District Registry of Deeds in Book
11626, Page 369.

      Also,  the land in said Ayer shown as Lots 11, 12, 13,  14,
15, 16, 17, 18, 19, 20, 21 and 31-42 inclusive on said plan.

      Being the same premises conveyed to Garrison, Inc., by deed of Levitt and Sons, Incorporated, dated November 7, 1968 and recorded with said deeds in Book 11626, Page 373.

      Together with, and subject to the rights of others thereto entitled, a right-of-way in and over Lawnhurst Avenue and Oakhurst Avenue as shown on said plan.

      Together with, and subject to the rights and easements set forth in the following instruments:

     1.   Easement granted to New England Telephone and Telegraph
Company, a New York corporation, dated August 13, 1982 and recorded with said Deeds at Book 14720, Page 052;

      2.   Grant of Right-of-Way between Garrison, Inc. and Peter
C. Siomos, et ux. and George Gould dated November 4, 1983 and recorded with said Deeds in Book 15315, Page 104.

U-HAUL STORAGE GAITHERSBURG, GAITHERSBURG, MD (883-093):

Lots 14, 15, and 16, Block C, in the subdivision styled "LOTS 14-22, BLOCK C, MONTGOMERY COUNTY AIRPARK INDUSTRIAL SITES" as delineated on that plat of subdivision recorded in Plat Book 131 at plat No. 15185, among the Land Records of Montgomery County, Maryland.

U-HAUL STORAGE TEXAS CENTRAL PKWY, WACO, TX (883-094):

PARCEL A
--------

BEING a 1.0943 acre, more or less, tract of land lying, situate and being in the T.B. White Survey in McLennan County, Texas, and being out of and a part of that certain 8.23 acre tract of land conveyed to 84 Plaza Joint Venture, by deed recorded in Volume 1403, Page 455 of the Deed Records of McLennan County, Texas; said 1.0943 acres being described by metes and bounds as follows:

           BEGINNING at an iron rod set in the easterly line of Texas Central Parkway (120 foot R.O.W.), said rod bears, S 30 degrees 29' 35" E, 177.21 feet from the NW corner of said
     8.23 acre tract, for the NW corner of this description;

           THENCE N 58 degrees 19' 00" E a distance of 283.65 feet to an iron rod set in the easterly line of said 8.23 acres and the west line of the Woodway Center Addition for corner;

           THENCE S 30 degrees 35' 00" E with the east line of said
     8.23 acres, a distance of 168.00 feet to a point in the west line of said Woodway Center Addition, (927-488), for the SE corner of this description;

           THENCE S 58 degrees 19' 00" W a distance of 283.92 feet to a point in the easterly line of said Parkway, for the SW corner of this;

          THENCE N 30 degrees 29' 35" W a distance of 168.01 feet to the POINT OF BEGINNING, and containing 47667.38 square feet or
     1.0943 acres of land, more or less.

PARCEL B
--------

BEING a 0.998 acre, more or less, tract of land, described as follows:

      BEING Lot Two (2), Block One (1), of the Central Storage Addition to the City of Waco, McLennan County, Texas, as per amended final plat thereof filed of record in Volume 1459, Page 244 of the Deed Records of McLennan County, Texas; SAVE AND EXCEPT a 1.0943 acre tract of land lying, situate and being in the T.B. White Survey in McLennan County, Texas, and being out of and a part of that certain 8.23 acre tract of land conveyed to 84 Plaza Joint Venture, by deed recorded in Volume 1403, Page 455 of the Deed Records of McLennan County, Texas; said 1.0943 acres being described by metes and bounds as follows:

           BEGINNING at an iron rod set in the easterly line of Texas Central Parkway (120 foot R.O.W.), said rod bears, S
     30 degrees  29' 35" E, 177.21 feet from the NW corner of said

     8.23 acre tract, for the NW corner of this description;

           THENCE N 58 degrees 19' 00" E a distance of 283.65 feet to an iron rod set in the easterly line of said 8.23 acres and the west line of the Woodway Center Addition for corner;

           THENCE S 30 degrees 35' 00" E with the east line of said 8.23 acres, a distance of 168.00 feet to a point in the west line of said
     Woodway Center Addition, (927-488), for the SE corner of this description;


           THENCE S 58 degrees 19' 00" W a distance of 283.92 feet to a point in the easterly line of said Parkway, for the SW corner of this;

           THENCE N 30 degrees 29' 35" W a distance of 168.01 feet to the POINT OF BEGINNING, and containing 47667.38 square feet or
     1.0943 acres of land, more or less.

      Said 0.998 acre, more or less, tract of land being also described as follows:

      BEING a 0.998 acre, more or less, tract of land out of the T.B. White Survey No. 896 in McLennan County, Texas being part of Lot Two (2), Block One (1) of the Central Storage Addition recorded in Volume 1459, Page 244 of the Deed Records of McLennan County, Texas being more particularly described by metes and bounds as follows:

           BEGINNING at a found "X" in concrete being the southwest corner of a 1.0943 acre tract conveyed to U-Haul International, Inc. by Substitute Trustee's Deed recorded February 9, 1995 in Volume 1832, Page 606 of the Deed Records of McLennan County, Texas, and also being in the east line of Texas Central Parkway;

          THENCE N 58 degrees 47' 15" E for a distance of 283.62 feet to a set 3/8"x12" spike by the edge of a concrete foundation for the northeast corner of this being in the east line of said Lot 2, Block 1 recorded in Volume 1459, Page 244;

           THENCE S 30 degrees 40' 54" E <called S 30 degrees 35' 00" E 322.34 feet; plat volume 1459, page 244> along the east line of said Lot 2, Block 2 passing a found 1/2" iron at 14.61 feet being in the west line of Lot 1, Block 7 of the Woodway Center Addition recorded in
     Volume 1821, Page 501 of the Deed Records of McLennan County, Texas (called N 30 degrees 39' 05" W 809.60 feet) for a total distance of
     152.00 feet to a found 1/2" iron being the northeast corner of Lot 1, Block 1 of the Central Express Addition recorded in Volume 1661,
     Page 838 of the Deed Records of McLennan County, Texas for the southeast corner of this;

           THENCE S 58 degrees 19' 00" W (Base Bearing) along the northwest line of Lot 1,

     Block 1 of said Central Express Addition for a distance of 284.16 feet to a found 1/2" iron for the northwest corner of said Lot 1, Block 1 of the Central Express Addition for the southwest corner of this;

           THENCE N 30 degrees 29' 40" W <N 30 degrees 29' 35" W 322.35 feet; plat volume 1459, page 244> along the east line of said
     Texas Central Parkway for a distance of 154.34 feet to the point of beginning containing 0.998 acres, more or less, of land.

PARCEL C
--------

      A certain tract of land situated in McLennan County, Texas, which is more fully described as follows:

FIELDNOTES for a 0.008 acre (321 square feet, more or less) tract of land in the T. B. WHITE SURVEY, being a portion of lots 1 and 2, Block 3 of the WOODWAY CENTER ADDITION to the Village of Woodway, McLennan County, Texas as shown on a plat of said addition recorded in Volume 927, Page 488 of the Deed Records of McLennan County, Texas.

BEGINNING at an iron rod found in the south line of Tabb Avenue (50' ROW) for the northwest corner of said Lot 1, Block 3 of said Woodway Center Addition and the northeast corner of Lot 2, Block 1 of the Central Storage Addition to the City of Waco as shown on a plat of said addition recorded in Volume 1458, Page 85 of said Deed Records.
THENCE: S 31 deg 34' E, a distance of 184.96 feet to an iron rod for the southeast corner of this.
THENCE: S 58 deg 19' E, a distance of 3.47 feet to a point for the southwest corner of this.
THENCE: N 30 deg 29' 35" W, along the west line of said Woodway Center Addition and the east line of said Central Storage Addition, a distance of 185 feet to the PLACE OF BEGINNING.

U-HAUL STORAGE 47TH AVE & HWY 99, SACRAMENTO, CA (883-095):

PARCEL 1, as shown on that certain parcel map entitled "Portion of the Northwest 1/4 of Section 32, Township 8 North, Range 5 East M.D.M.," recorded in Book 46 of Parcel Maps, Page 43, records of
Sacramento County, State of California.

U-HAUL STORAGE ORANGETHORPE, FULLERTON, CA (883-097):

That portion of Section 2, Township 4 South, Range 10 West, in the Rancho San Juan Cajon De Santa Ana, in the City of Fullerton, as shown on a map recorded in Book 51, Page(s) 10, of Miscellaneous Maps, in the Office of the County Recorder of Orange County described as follows:

     Parcel 2, in the City of Fullerton, County of Orange, State of California, as per map recorded in Book 139, page 49 of parcel maps, records of said County.

U-HAUL SPARKMAN DRIVE, HUNTSVILLE, AL (884-001):

All that part of the Northwest Quarter of Section 28, Township 3 South, Range 1 West in the City of Huntsville, Madison County,
Alabama: particularly described as beginning at a point that is located South 00 degrees 28 minutes 15 seconds West, 235.0 feet and South 89 degrees 57 minutes 06 seconds East, 566.0 feet from the Northwest corner of said Section 28; thence from the true point of beginning continue South 89 degrees 57 minutes 06 seconds East, 339.54 feet to a point; thence South 43 degrees 19 minutes East, 220.0 feet to a point on the Northerly margin of Sparkman Drive right-of-way; thence South 46 degrees 41 minutes West along the said right-of-way line a distance of 282.11 feet to a point; thence North 43 degrees 19 minutes West, 388.81 feet to a point; thence North 0 degrees 02 minutes 54 seconds East,
88.50 feet to the true point of beginning and containing 2.363 acres, more or less.

U-HAUL STORAGE MARIETTA, MARIETTA, GA (884-004):

All that tract or parcel of land lying and being in Land Lot 1237 of the 16th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

to find the TRUE POINT OF BEGINNING, commence at the point formed by the intersection of the Southern right of way line of Roswell Street (50 foot right of way) and the Western right of away line of Dodd Street (30 foot right of way); thence running South along the Western right of way line of Dodd Street a distance of 449.20 feet to a point and the TRUE POINT OF BEGINNING: with the true point of beginning thus established, run thence South 00 degrees 01 minutes 35 seconds West along the Western right of way line of Dodd Street a distance of 260.00 feet to a point; running thence North 89 degrees 39 minutes 37 seconds West a distance of 367.11 feet to a point; running thence North 00 degrees 29 minutes 25 seconds West a distance of 260.00 feet to a point; running thence North 88 degrees 42 minutes 35 seconds East a distance of 90 feet to a point; run thence South 89 degrees 08 minutes 25 seconds East a distance of 279.50 feet to a point and the TRUE POINT OF
BEGINNING:

TOGETHER WITH an easement for ingress and egress over and across the following described lands of Grantor herein:

All that tract or parcel of land lying and being in Land Lot 1237 of the 16th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, commence at the point formed by the intersection of the Southern right of way line of Roswell Street with the Western right of way line of Dodd Street (30 foot right of way); run thence South along the Western right of way line of Dodd Street a distance of 449.2 feet to an iron pin placed; run thence South 00 degrees 01 minutes 35 seconds West along the Western right of way line of Dodd Street a distance of
264.30 feet to an iron pin placed and the TRUE POINT OF BEGINNING; with the true point of beginning thus established, run North 89 degrees 39 minutes 37 seconds West a distance of 367.07 feet to an iron pin placed; run thence North 00 degrees 29 minutes 25 seconds West a distance of 4.30 feet to a point; run thence South 89 degrees 39 minutes 37 seconds East a distance of
367.11 feet to a point on the Western right of way line of Dodd Street; run thence South 00 degrees 01 minutes 35 seconds West along the Western right of way line of Dodd Street a distance of
4.30 feet to an iron pin placed and the POINT OF BEGINNING.

TOGETHER WITH an easement for ingress and egress over and across that portion of Wilson Drive, a paved private road, lying directly to the South of the property described above. As shown in a survey for Marietta Mini Storage by Kenco Engineering and Surveying Co., Inc. Richard E. Nutt, Georgia Registered Land Surveyor #1797, dated November 1, 1984, revised July 1, 1986, last revised October 28, 1986. As set forth in Corrective Warranty Deed dated November 2, 1986, recorded November 25, 1986, in Deed Book 4223, Page 232, aforesaid records.

U-HAUL STORAGE MOON LAKE, HUDSON, FL (884-007)

PARCEL I:

The  East  1/2  of Tract 347 of the unrecorded plat  of  LAKEWOOD
ACRES  SUBDIVISION,  Unit  Three,  being  further  described   as
follows:  Commence at the Northeast corner of Section 6, Township
25  South,  Range  17 East, Pasco County, Florida;  thence  South
00 degrees 21'35" West, along the East line of said Section 6, a distance of 1152.64 feet; thence South 33 degres 30'20" West, a distance of 650.35 feet; thence South 56 degrees 29'40" East, a distance of 685.00 feet; thence South 33 degrees 30'00" West, a distance 2030.00 feet; thence North 56 degrees 28'23" West, a distance of 76.23 feet; thence South 33 degrees30'00" West, a distance of 544.07 feet; thence North 88 degrees 58'47" West, a distance of 760.40 feet to the POINT OF BEGINNING; thence continue
North 88 degrees 58'47" West a distance of 69.40 feet; thence
South 33 degrees 30'00" West, a distance of 56.85 feet; thence
South 01 degrees 01'13" West, a distance of 1004.70 feet; thence
South 88 degrees 58'47" East, a distance of 100.00 feet; thence
North 01 degrees 01'13" East, a distance of 1051.44 feet to the POINT OF BEGINNING, LESS AND EXCEPT the South 10 feet thereof.

PARCEL II:

The  West  1/2  of Tract 347 of the unrecorded plat  of  LAKEWOOD
ACRES  SUBDIVISION,  Unit  Three,  being  further  described   as
follows:  Commence at the Northeast corner of Section 6, Township
25  South,  Range  17 East, Pasco County, Florida;  thence  South
00 degrees 21'35" West, along the East line of said Section 6, a distance of 1152.64 feet; thence South 33 degrees 30'20" West, a distance of
650.35 feet; thence South 56 degrees 29'40" East, a distance of 685.00 feet; thence South 33 degrees 30'00" West, a distance of 2030.00 feet;
thence North 56 degrees 28'23" West, a distance of 76.23 feet; thence
South 33 degrees 30'00" West, a distance of 544.07 feet; thence
North 88 degrees 58'47" West, a distance of 829.80 feet; thence
South 33 degrees 30'00" West, a distance of 56.85 feet to the POINT OF BEGINNING; thence continue South 33 degrees 30'00" West, a distance of 186.22 feet; thence South 01 degrees 01'13" West, a distance of 847.61 feet; thence South 88 degrees 58'47" East, a distance of 100.00 feet; thence North 01 degrees 01'13" East, a distance of 1004.70 feet to the POINT OF BEGINNING;
LESS AND EXCEPT the South 10 feet thereof.

U-HAUL STORAGE HUDSON, HUDSON, FL (884-009)

PARCEL III:
----------

Lot 8, Block 2, Unit #1, GULF COAST ACRES, as per plat recorded in Plat Book 5, page 84, of the public records of Pasco County, Florida, LESS AND EXCEPT THEREFROM that portion conveyed to the State of Florida for the use and benefit of the State Road Department of Florida, by instrument recorded September 25, 1967, in Official Records Book 373, page 516, of the public records of Pasco County, Florida.

U-HAUL STORAGE MALDEN, MALDEN, MA (884-012):

      The land with the buildings thereon situated in Malden, Middlesex County, Massachusetts, being more particularly bounded and described as follows:

SOUTHERLY              by Eastern Avenue, seventy-nine and no/100 (79.00) feet;

WESTERLY by Parcel 4 as shown on the plan hereinafter referred to, one hundred nine and 13/100 (109.13) feet;

NORTHERLY              by Parcel 2 as shown on said plan, six and no/100
                       (6.00) feet;

WESTERLY               again by said Parcel 2, thirteen and no/100
                       (13.00) feet;

NORTHEASTERLY          by said Parcel 2, eight and 90/100 (8.90) feet;

WESTERLY               by said Parcel 2, one and no/100 (1.00) feet;

NORTHERLY              by said Parcel 2, fourteen and 40/100 (14.40) feet;

WESTERLY by said Parcel 2 and by Parcel 3 as shown on said plan, seventy-four and 26/100 (74.26);

NORTHWESTERLY          by land now or formerly of the Boston & Maine Railroad,
                       one hundred eighty-six and 13/100 (186.13) feet;

EASTERLY               by Phillips Court, eighty-one and 55/100 (81.55) feet;

SOUTHERLY              by land now or formerly of the
                       Gibbs Realty and Investment Corporation, one hundred thirty-four and no/100 (134.00) feet;

EASTERLY by said Gibbs Realty and Investment Corporation land, one hundred twenty-five and 60/100 (125.60) feet.

     The same being Parcel 1 as shown on a plan entitled "Plan of Land in Malden belonging to Revere Knitting Mills Inc. et als" drawn by S. Slater, Surveyor, dated Nov. 9, 1957, which plan is recorded with said Deeds in Book 9093, Page 223.

U-HAUL STORAGE AURORA, AURORA ONTARIO, CAN (886-001):

Part Lot 105, Plan 246
being Part 1 on Plan 65R-3060
Town of Aurora
Regional Municipality of York

Registry Division of York Region (No. 65)

U-HAUL STORAGE HAMILTON, HAMILTON, ONT (886-002):

FIRSTLY: being composed of part of Lot 13, Concession 1, in the
-------
City of Hamilton, in the Regional Municipality of Hamilton-Wentworth, formerly in the Township of Glanford, and designated as parts 3, 4, 7 and 10, according to Plan 62R-5403. Reserving to the Regional Municipality of Hamilton-Wentworth an easement over parts 4 and 10, Plan 62R-5403.

SECONDLY:
---------

Being the whole of Parcel 9-1, in the Registry for Section 62M-352, being Lot 9 and Block 16 on Plan 62M-0352,
Hamilton Mountain Industrial Park No. 3, City of Hamilton,
Regional Municipality of Hamilton-Wentworth.

Land Titles Division of Hamilton-Wentworth (No. 62)

U-HAUL STORAGE WATERLOO, WATERLOO, ONT (886-003):

Lot Number 2, Registered Plan Number 1405
City of Waterloo
Regional Municipality of Waterloo

SAVE AND EXCEPT Part 1 on Plan 58R-4313, registered in the Land Registry Office at Waterloo North

Registry Division of Waterloo (No. 58)

U-HAUL STORAGE FAIRWAY ROAD, KITCHERNER, ONT (886-004):

Part Lot 6, Plan 1525, now designated as Parts 1, 2, 3, 4, 5,  6,
7 and 8 on Reference Plan 58R-22985, subject to a right-of-way over Part 3 on Reference Plan 58R-1841
City of Kitcherner
Regional Municipality of Waterloo

Registry Division of Waterloo (No. 58)

U-HAUL STORAGE NEWMARKET, NEWMARKET, ONT (886-005):

Parcel 11-1, Section 65M-2558
being Lot 11, Plan 65M-2558
Town of Newmarket
Regional Municipality of York

Subject to an easement in favour of The Corporation of the Town of Newmarket over that part of Lot 11 on Plan 65M-2558, designated as Part 8 on Plan 65R-11063 for the purposes as set out in LT434245.

Land Titles Division of York Region (No. 65)

U-HAUL STORAGE WALKER ROAD, WINDSOR, ONT (886-006):

FIRSTLY:
--------

Part of Lot 12, Concession 6, designated as Part 1 on Plan 12R-7727, in the Township of Sandwich South, in the County of Essex

SECONDLY:
---------

Part of Lot 12, Concession 6, designated as Part 1 on Plan 12R-3017, in the Township of Sandwich South, in the County of Essex

SAVE AND EXCEPT Part 1 on Plan 12R-10139.

U-HAUL STORAGE OAKVILLE, OAKVILLE, ONT (886-007):

FIRSTLY:
--------
Part of Lot 17, Concession 3, South of Dundas Street, in the Town of Oakville, in the Regional Municipality of Halton and designated as Part 1 on Plan 20R-4820, save and except that part of Part 1 designated as Parts 1 and 2 on Plan 20R-4939.

TOGETHER WITH a right-of-way over those Parts of Lot 17, Concession 3, South of Dundas Street, designated as Part 2 on Reference Plan 20R-4820.

SECONDLY:
---------

Parts of Lots 48, 49, and 50, Plan 175 and Part of Lot 17, Concession 3, South of Dundas Street, in the Town of Oakville, in the Regional Municipality of Halton and being Parts 1, 3 and 4 on Reference Plan 20R-7452, save and except part of Lot 48, Plan 175 and part of Lot 17, Concession 3, South of Dundas Street, designated as Parts 1, 2 and 3 on
Reference Plan 20R-7646.

TOGETHER WITH a right-of-way for the purposes of ingress and egress over those parts of Lot 48 according to Plan No. 175 and of Lot 17, Concession 3,
South of Dundas Street designated as Parts 2 and 5 on Reference Plan 20R-7452 until such time as it has been assumed as part of a public highway as set out in Instrument Number 640996.

TOGETHER WITH a right-of-way for the purposes of ingress and egress over those parts of Lot 48 according to plan No. 175 and of Lot 17, Concession 3,
South of Dundas Street, designated as Parts 2 and 3 on Reference Plan 20R-7646 for the benefit of those parts of Lots 49 and 50 according to the said
Plan No. 175, which form part of Part 3 on Reference Plan 20R-7452.

U-HAUL STORAGE VINE STREET, ST. CATHARINES, ONT (886-009):

Part of Lot 4043, Corporation Plan No. 2, in the City of St. Catharines, in the Regional Municipality of Niagara, being designated as Parts 2 and 3, Reference Plan 30R-1807; SUBJECT to a utility easement in favour of Perma-Mix Limited, its successors and assigns in perpetuity on and under the lands and premises described as Part 3, Plan 30R-1807 as in Instrument Number 557456.

WHEREAS by Certificate of Continuance dated February 27, 1991 a notarial copy of which was registered in the General Register for the Land Registry Division on Niagara North, 755556 Ontario Limited was continued under the name
2694581 Canada Limited.

AND  WHEREAS by Certificate of Amalgamation dated March  1,  1995 and  Articles  of  Amalgamation dated February 27,  1991  2694581
Ontario  Limited amalgamated with and continued  under  the  name
Royaledge Industries Inc.

U-HAUL STORAGE TOWERLINE PLACE, LONDON, ONT (886-010):

Parcel 18-2, Section M-31
Lot 18 on Plan M-31
City of London
County of Middlesex

Land Titles Division of Middlesex (No. 33)

Parcel 18-2, Section M-31, City of London, County of Middlesex, being the whole of Lot 18, on Plan M-31, designated as Parts 4, 5, 6, 7, 8, 9, 10, 11 and 12 on Reference Plan 33R-3685.

And  that part of Towerline Place designated as Parts 1, 2 and  3 on said Reference Plan 33R-3685, as stopped up and closed by Judges Order registered as No. LT30775.

SUBJECT TO an easement in favour of the City of London as set out in Instrument No. LT35159.

                              Exhibit B
                              ---------

U-Haul Storage Westchester County -- U-Haul Co. of New York, Inc. (882-055):

U-Haul Storage Alta Mesa -- U-Haul Co. of Texas (883-004):

U-Haul Storage Tilton -- U-Haul Co. of New Hampshire, Inc. (883-039):

U-Haul Center West Hartford -- U-Haul Co. of Connecticut (883-040):

U-Haul Storage Colmar -- U-Haul Co. of Pennsylvania (883-044):

U-Haul Storage Hylton Road -- U-Haul Co. of New Jersey, Inc. (883-046):

U-Haul Storage North Royalton -- U-Haul Co. of Ohio (883-054):

U-Haul Storage Butler Street -- U-Haul Co. of Virginia (883-062):

U-Haul Storage Montgomery Park -- U-Haul Co. of Massachusetts, Inc. (883-064):

U-Haul Storage Country Club -- U-Haul Co. of Texas (883-073):

U-Haul Storage Route 2 -- U-Haul Co. of Massachusetts, Inc. (883-074):

U-Haul Storage New Port Richey -- U-Haul Co. of Florida (883-076):

U-Haul Storage Bridgeport -- U-Haul Co. of Connecticut (883-082):

U-Haul Storage South Tampa -- U-Haul Co. of Florida (883-084):

U-Haul Storage Salisbury -- U-Haul Co. of Massachusetts, Inc. (883-085):

U-Haul Storage Spring Hill -- U-Haul Co. of Florida (883-086):

U-Haul Storage Route 9 -- U-Haul Co. of New Jersey, Inc. (883-087):

U-Haul Storage Clementon -- U-Haul Co. of New Jersey, Inc. (883-088):

U-Haul Storage St. Augustine -- U-Haul Co. of Florida (883-089):

U-Haul Storage Holyoke -- U-Haul Co. of Massachusetts, Inc. (883-090):

U-Haul Storage Summer Avenue -- U-Haul Co. of Tennessee (883-091):

U-Haul Storage Ayer -- U-Haul Co. of Massachusetts, Inc. (883-092):

U-Haul Storage Gaithersburg -- U-Haul Co. of Maryland, Inc. (883-093):

U-Haul Storage Texas Central Pkwy. -- U-Haul Co. of Texas (883-094):

U-Haul Storage 47th Ave & Hwy 99 -- U-Haul Co. of California (883-095):

U-Haul Storage Orangethorpe -- U-Haul Co. of California (883-097):

U-Haul Sparkman Drive -- U-Haul Co. of Alabama, Inc. (884-001):

U-Haul Storage Marietta -- U-Haul Co. of Georgia (884-004):

U-Haul Storage Malden -- U-Haul Co. of Massachusetts, Inc. (884-012):

U-Haul Storage Aurora -- U-Haul Co. (Canada) Ltd. (886-001):

U-Haul Storage Hamilton -- U-Haul Co. (Canada) Ltd. (886-002):

U-Haul Storage Waterloo -- U-Haul Co. (Canada) Ltd. (886-003):

U-Haul Storage Fairway Road -- U-Haul Co. (Canada) Ltd. (886-004):

U-Haul Storage Newmarket -- U-Haul Co. (Canada) Ltd. (886-005):

U-Haul Storage Walker Road -- U-Haul Co. (Canada) Ltd. (886-006):

U-Haul Storage Oakville -- U-Haul Co. (Canada) Ltd. (886-007):

U-Haul Storage Vine Street -- U-Haul Co. (Canada) Ltd. (886-009):

U-Haul Storage Towerline Place -- U-Haul Co. (Canada) Ltd. (886-010):

                              EXHIBIT C
                              ---------

U-Haul Storage Westchester County (882-055):
     937 Saw Mill River Road, Yonkers, NY
U-Haul Storage Alta Mesa (883-004):
     3450 Alta Mesa Blvd., Fort Worth, Texas
U-Haul Storage Tilton (883-039):
     Route 3, Tilton, NH
U-Haul Center West Hartford (883-040):
     164 South St., W. Hardford, CT
U-Haul Storage Colmar (883-044):
     272 Bethlehem Pike, Colmar, PA
U-Haul Storage Hylton Road (883-046):
     8505 N. Crescent Blvd., Pennsauken, NJ
U-Haul Storage North Royalton (883-054):
     9903 Royalton Road, North Royalton, OH
U-Haul Storage Butler Street (883-062):
     803 Butler Street, Chesapeake, VA
U-Haul Storage Montgomery Park (883-064):
     499 Montgomery Street, Chicopee, MA
U-Haul Storage Country Club (883-073):
     2220 Country Club, Carrollton, TX
U-Haul Storage Route 2 (883-074):
     438 Harvard Street, Leominster, MA
U-Haul Storage New Port Richey (883-076):
     6209 US Hwy 19, New Port Richey, FL
U-Haul Storage Bridgeport (883-082):
     3029 Fairfield Avenue, Bridgeport, CT
U-Haul Storage South Tampa (883-084):
     3826 N. Marcum Street, Tampa, FL
U-Haul Storage Salisbury (883-085):
     6 Merrill Street, Salisbury, MA
U-Haul Storage Spring Hill (883-086):
     13416 Cortez Blvd., Brookville, FL
U-Haul Storage Route 9 (883-087):
     2180 Route 9, Toms River, NJ
U-Haul Storage Clementon (883-088):
     270 White Horse Pike, Clementon, NJ
U-Haul Storage St. Augustine (883-089):
     3524 US Highway 1 South, St. Augustine, FL
U-Haul Storage Holyoke (883-090):
     250 Appleton Street, Holyoke, MA
U-Haul Storage Summer Avenue (883-091):
     5315 Summer, Memphis, TN
U-Haul Storage Ayer (883-092):
     79 Fitchburg Road, Ste 2, Ayer, MA
U-Haul Storage Gaithersburg (883-093):
     7931 Beechcraft Ave., Gaithersburg, MD
U-Haul Storage Texas Central Pkwy (883-094):
     200 Texas Central Parkway, Waco, TX
U-Haul Storage 47th Ave & Hwy 99 (883-095):
     6414 44th Street, Sacramento, CA
U-Haul Storage Orangethorpe (883-097):
     2280 Orangethorpe Avenue, Fullerton, CA
U-Haul Sparkman Drive (884-001):
     1903 Sparkman Dr., Huntsville, AL
U-Haul Storage Marietta (884-004):
     144 Dobbs Street, Marietta, GA
U-Haul Storage Moon Lake (884-007)
     10601 State Road 52, Hudson, Florida
U-Haul Storage Hudson (884-009)
     14906 US Hwy 19, Hudson, FL
U-Haul Storage Malden (884-012):
     124-126 Eastern Avenue, Malden, MA
U-Haul Storage Aurora (886-001):
     51 Industrial Pkwy. N., Aurora, Ontario
U-Haul Storage Hamilton (886-002):
     1060-1088 Rymal Road East, Hamilton, Ontario
U-Haul Storage Waterloo (886-003):
     585 Colby Drive, Waterloo, Ontario
U-Haul Storage Fairway Road (886-004):
     555 Fairway Road South, Kitcherner, Ontario
U-Haul Storage Newmarket (886-005):
     225 Harry Walker Parkway, Newmarket, Ontario
U-Haul Storage Walker Road (886-006):
     5025 Walker Road, Windsor, Ontario
U-Haul Storage Oakville (886-007):
     478 Woody Road, Oakville, Ontario
U-Haul Storage Vine Street (886-009):
     72 Vine Street, St. Catharines, Ontario
U-Haul Storage Towerline Place (886-010):
     95 Towerline Place, London, Ontario